Exhibit 10.5

EXECUTION COPY

Amendment No. 3 to Management Agreement

October 8, 2009

FriendFinder Networks Inc.
6800 Broken Sound Parkway
Boca Raton, FL 34487

Ladies and Gentlemen:

          Reference is made to (i) the Management Agreement between FriendFinder Networks Inc. (f/k/a/ Penthouse Media Group Inc.) (the “Company”) and Bell & Staton, Inc. (the “Manager”), dated as of October 5, 2004 (as amended by that certain Amendment dated as of August 17, 2005 (“Amendment No. 1”) and that certain Amendment No 2. dated as of August 23, 2006 (“Amendment No. 2”), as amended, the “Management Agreement”), (ii) that certain Securities Purchase Agreement between the Company, U.S. Bank, National Association, as Administrative Agent and Collateral Agent (the “Agent”), and certain others, dated as of August 17, 2005, (as amended by that certain First Amendment and Limited Waiver dated as of August 28, 2006 and that certain Second Amendment and Limited Waiver dated as of December 6, 2007, the “2005 Securities Purchase Agreement”) and (iii) that certain Securities Purchase Agreement between the Company, the Agent and certain others, dated as of August 23, 2006 (as amended by that Second Amendment and Limited Waiver dated as of December 6, 2007, the “2006 Securities Purchase Agreement”).

          This is to set forth our agreement and understanding as follows:

          1. All references to “Penthouse Media Group Inc.” in the Management Agreement are hereby deleted and replaced with “FriendFinder Networks Inc. (f/k/a Penthouse Media Group Inc.)”.

          2. Section 1 of the Management Agreement is hereby restated in its entirety to read as follows:

          “1.Terms and Performance. For a term commencing on October 5, 2004 and concluding upon the consummation of an underwritten initial public offering of shares of the Company’s common stock pursuant to a registration statement under the Securities Act of 1933, as amended, with either (i) aggregate gross proceeds to the Company of at least $25,000,000 or (ii) an implied pre-money equity value of the Company of at least $100,000,000, the Company hereby engages the Manager to provide management services set forth herein to the Company.”

          3. Amendments No.1 and Amendment No. 2 shall remain in full force and effect, notwithstanding the execution of this Amendment No. 3.

          4. This Amendment No. 3 may be signed in counterparts or by facsimile.

[Signature Page Follows]

          If the foregoing is in accordance with your understanding, kindly so indicate by signing this letter in the place provided below.

Very truly yours,

FRIENDFINDER NETWORKS INC.

By:	/s/ Ezra Shashoua

Ezra Shashoua,
Chief Financial Officer

AGREED:

BELL & STATON, INC.

By:	/s/ Daniel C. Staton

Daniel C. Staton, Chairman

[Signature Page of Required Holders Follows]

[Signature Page to Amendment No. 3 to Management Agreement]

          The undersigned Holders, whose Pro-Rata Share (as defined in the 2005 Securities Purchase Agreement) aggregate to at least 51% and who constitute the Required Holders pursuant to Section 3.08 of the 2006 Securities Purchase Agreement, hereby consent to this Amendment No. 3 to the Management Agreement.

DB DISTRESSED OPPORTUNITIES MASTER

PORTFOLIO, LTD

MW POST PORTFOLIO FUND, LTD.

ROYAL MAIL PENSION PLAN

By:	Beach Point Capital Management LP,

As Authorized Agent

By:	/s/ Carl Goldsmith

Name: Carl Goldsmith
Title: Managing Partner

[Signature Page to Amendment No. 3 to Management Agreement]

THE OPPORTUNITY FUND, LLC

By:	Beach Point Capital Management LP,

Its Investment Manager

By:	/s/ Carl Goldsmith

Name: Carl Goldsmith
Title: Managing Partner

[Signature Page to Amendment No. 3 to Management Agreement]

POST DISTRESSED MASTER FUND, L.P.

POST TOTAL RETURN MASTER FUND, L.P.

POST STRATEGIC MASTER FUND, L.P.

By:	Beach Point Capital Management LP,

Its Investment Manager

By:	/s/ Carl Goldsmith

Name: Carl Goldsmith
Title: Managing Partner

[Signature Page to Amendment No. 3 to Management Agreement]